Divestitures	12 Months Ended
Dec. 31, 2015
Divestitures
Divestitures
Divestitures

Bucyrus Distribution Business Divestitures

In conjunction with our acquisition of Bucyrus in July 2011, we announced our intention to sell the Bucyrus distribution business to Caterpillar dealers that support mining customers around the world in a series of individual transactions.  Bucyrus predominantly employed a direct to end customer model to sell and support products. These transitions occurred in phases based on the mining business opportunity within each dealer territory and were substantially complete by the end of 2014.

The portions of the Bucyrus distribution business that were sold did not qualify as discontinued operations because Caterpillar has significant continuing direct cash flows from the Caterpillar dealers after the divestitures. The gain or loss on disposal, along with the continuing operations of these disposal groups, has been reported in the Resource Industries segment. Goodwill was allocated to each disposal group using the relative fair value method. The value of the customer relationship intangibles related to each portion of the Bucyrus distribution business was included in the disposal groups. The disposal groups were recorded at the lower of their carrying value or fair value less cost to sell. In 2014 and 2013, we recorded asset impairment charges of $4 million and $11 million respectively, related to disposal groups being sold to Caterpillar dealers. Fair value was determined based upon the negotiated sales price. The impairments were recorded in Other operating (income) expenses and included in the Resource Industries segment. The portions of the distribution business that were sold were not material to our results of operations, financial position or cash flow.

In 2014, we completed 32 sale transactions whereby we sold portions of the Bucyrus distribution business to Caterpillar dealers for an aggregate price of $199 million. For the full year 2014, after-tax profit was unfavorably impacted by $22 million as a result of the Bucyrus distribution divestiture activities. This is comprised of $21 million of income related to sales transactions, a net unfavorable adjustment of $14 million related to prior sale transactions (both included in Other operating (income) expenses), costs incurred related to the Bucyrus distribution divestiture activities of $25 million (included in Selling, general and administrative expenses) and income tax of $4 million.

Assets sold in 2014 included customer relationship intangibles of $82 million, other assets of $24 million, which consisted primarily of inventory and fixed assets, and allocated goodwill of $63 million related to the divested portions of the Bucyrus distribution business.

As part of the 2014 divestitures, Cat Financial provided $20 million of financing to two of the Caterpillar dealers.

In 2013, we completed 19 sale transactions whereby we sold portions of the Bucyrus distribution business to Caterpillar dealers for an aggregate price of $467 million. For the full year 2013, after-tax profit was unfavorably impacted by $39 million as a result of the Bucyrus distribution divestiture activities. This is comprised of $95 million of income related to sales transactions, a $34 million unfavorable adjustment due to a change in estimate to increase the reserve for parts returns related to prior sale transactions (both included in Other operating (income) expenses), costs incurred related to the Bucyrus distribution divestiture activities of $104 million (included in Selling, general and administrative expenses) and an income tax benefit of $4 million.

Assets sold in 2013 included customer relationship intangibles of $127 million, other assets of $65 million, which consisted primarily of inventory and fixed assets, and allocated goodwill of $56 million related to the divested portions of the Bucyrus distribution business.

As part of the 2013 divestitures, Cat Financial provided $132 million of financing to five of the Caterpillar dealers.